United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: May 8, 2020
(Date of Earliest Event Reported)

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130
(Address of principal executive offices)

(858) 284-5000
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	O	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Supplemental U.S. Federal Income Tax Considerations

As a result of recent changes in applicable tax law, Realty Income Corporation (the “Company”) has filed on this Current Report on Form 8-K the discussion under the heading “Supplemental U.S. Federal Income Tax Considerations” in Exhibit 99.1 hereto, which is incorporated herein by reference and which amends and supplements, and is intended to be read together with, the discussion under the heading “United States Federal Income Tax Considerations” in Exhibit 99.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 22, 2019 (the “February Current Report”).

The discussion under the heading “United States Federal Income Tax Considerations” in Exhibit 99.1 to the February Current Report, as amended and supplemented by the discussion under the heading “Supplemental U.S. Federal Income Tax Considerations” in Exhibit 99.1 hereto, supercedes and replaces in its entirety the discussion under the heading “United States Federal Income Tax Considerations” in the prospectus dated November 5, 2018, which is a part of the Company’s Registration Statement on Form S-3 (File No. 333-228157) filed with the SEC on November 5, 2018 and which is also attached to (i) each of three prospectus supplements dated November 5, 2018 filed by the Company with the SEC on November 5, 2018 pursuant to Rule 424(b) of the Securities Act of 1933, as amended (“Rule 424(b)”), and (ii) the prospectus supplement dated December 6, 2019 filed by the Company with the SEC on December 6, 2019 pursuant to Rule 424(b).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Supplemental U.S. Federal Income Tax Considerations
104	The Form 8-K cover page, formatted in Inline Extensible Business Reporting Language and included as Exhibit 101

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2020	REALTY INCOME CORPORATION

	By:	/s/ MICHAEL R. PFEIFFER
Michael R. Pfeiffer
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary